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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 31, 2001

                              ---------------------

                                   TEAM, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                            (State of incorporation)



               0-9950                                       74-1765729
       (Commission File Number)                         (I.R.S. Employer
                                                       Identification No.)

   200 HERMANN DRIVE, ALVIN, TEXAS                            77511
(Address of principal executive offices)                    (Zip Code)


                                  281-331-6154
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective August 31, 2001, the Company determined to change its independent auditor. Deloitte & Touche audited the financial statements for the fiscal years 2001 and 2000 and expressed an unqualified opinion thereon. The decision to change auditors has been approved by the Audit Committee of the Board of Directors.

There have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Additionally, there have been no reportable events, as defined by item 304 (a)(1)(v) of Regulation S-K during the past two years.

A letter from the former accountant, addressed to the Securities and Exchange Commission, expressing agreement with the above statement is filed as an exhibit to this Form 8-K.

The Company's Board of Directors has approved, subject to shareholder ratification, the selection of Arthur Andersen LLP as the Company's auditor for the fiscal year ending May 31, 2002. There has been no consultation during the past two years by the Company with Arthur Andersen LLP regarding the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit #                            Description
---------                            -----------
  (16) Letter dated August 31, 2001 to SEC from Deloitte & Touche re: change in accountant.

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                                 EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------
  16 Letter dated August 31, 2001 to SEC from Deloitte & Touche re: change in accountant.